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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 24, 2001

                              ACCRUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                                 000-26437                      94-3238684
(State or other jurisdiction of           (Commission File Number)            (I.R.S. Employer
incorporation or organization)                                                Identification No.)


                               48634 Milmont Drive
                         FREMONT, CALIFORNIA 94538-7353
               (Address of principal executive offices) (Zip code)


                                 (510) 580-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On October 24, 2001, Accrue Software, Inc., a Delaware corporation ("Accrue"), announced that it has appointed Gregory S. Carson to the position of Chief Financial Officer, Richard J. D'Angelo to the position of Vice President of Worldwide Sales, and John D'Albis to the position of Chief Technology Officer.

        A copy of Accrue's press release announcing these developments is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            99.1 Press release dated October 24, 2001.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 ACCRUE SOFTWARE, INC.

Date: November 13, 2001                     By:  /s/ Gregory S. Carson
                                                 ---------------------

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1           Press release dated October 24, 2001.